Exhibit 99.1


MEDIA CONTACT:                                 INVESTOR CONTACT:
------------------                             -----------------
Greg Berardi                                   Daniel W. Rumsey,
415-239-7826                                   Acting CFO & General Counsel
greg@bluemarlinpartners.com                    408-866-3666
---------------------------
                                               dan.rumsey@p-com.com


                        P-COM REPORTS FOURTH QUARTER AND
                             YEAR ENDED 2003 RESULTS

|X|      Fourth quarter sales increase to $5.7 million
|X|      Fourth consecutive quarterly increase in sales, gross profit margin
|X|      Two-year restructuring program completed
|X|      Wave Wireless integration completed

     -----------------------------------------------------------------------

CAMPBELL, CA (Jan. 29, 2004) - P-Com, Inc. (OTCBB:PCOM), a worldwide provider of wireless telecom products and services, today reported net sales of $5.7 million for the fourth quarter of the fiscal year ended December 31, 2003, compared to $5.6 million for the third quarter of 2003, and $7.4 million for the corresponding quarter a year ago. Net sales for the year ended December 31, 2003 were $20.8 million, compared to $29.7 million in 2002.

Operating expenses for the quarter ended December 31, 2003 were $3.5 million, compared to $3.6 million in the third quarter of 2003, and $6.0 million (excluding goodwill impairment charges of $11.4 million) for the same period in 2002. Operating expenses for the year ended 2003 were $19.0 million, compared to $41.5 million in 2002. The decreased losses in 2003 were due to expense savings from cost control measures undertaken in the year, including discontinuing the services business unit, facility consolidations, headcount and salary reductions, and streamlining research and development efforts, as well as a $6.5 million gain from the retirement of debt and a $2.2 million gain from vendor settlements.

Gross profit margin was 22% in the fourth quarter of 2003, compared to 20% in the previous quarter and negative 56% in the fourth quarter of 2002. The gross profit margin in the fourth quarter of 2002 included a $5.5 million charge to inventory reserve. For the year ended December 31, 2003, gross profit margin was 1%, compared to negative 4% for the year ended December 31, 2002. Excluding charges to inventory, gross profit margins were 19% and 15%, for the years ended December 31, 2003 and 2002 respectively.

Net loss for the quarter ended December 31, 2003 was $5.9 million, compared to a net profit of $9.4 million for the quarter ended September 30, 2003, and a net loss of $22.1 million, for the quarter ended December 31, 2002. The net profit in the third quarter of 2003 was principally attributable to a non-cash, non-recurring gain resulting from the conversion of debt into equity. Including a non-cash accretion of $1.5 million for preferred stock, the net loss attributable to common stockholders for the quarter ended December 31, 2003 was $7.4 million, or $0.08 per common share, compared to $22.1 million, or $0.68 cents per common share, for the same period in 2002. For the year ended December 31, 2003, the net loss attributable to common stockholders including the accretion for preferred stock was $14.4 million, or $0.27 per common share compared, to $54.3 million, or $2.13 per common share, in 2002.

"By any measure, P-Com had a solid quarter, with sales and gross profit margin growing for the fourth consecutive quarter," said Sam Smookler, President and CEO of P-Com. "We completed our restructuring program and are now completely focused on customers, orders and products. The fourth quarter was a turning point, and P-Com is now positioned to benefit from the emerging upturn in the telecom market."

CONFERENCE CALL

Management will discuss P-Com's results and hold a question-and-answer session for investors today, January 29, 2004, at 2:00 p.m. Pacific / 5:00 p.m. Eastern time. To listen to the conference call by phone, dial (877) 356-7051 for U.S. calls or (706) 643-7695 for international calls. Reference Conference ID is #4979416. To listen to a live broadcast over the Internet, go to http://www.p-com.com and click on the Investor Relations page. A replay of the call will be available for 90 days at www.p-com.com.

ABOUT P-COM, INC.

P-Com, Inc. develops, manufactures, and markets point-to-point, spread spectrum and point-to-multipoint, wireless access systems to the worldwide telecommunications market. P-Com broadband wireless access systems are designed to satisfy the high-speed, integrated network requirements of Internet access associated with Business to Business and E-Commerce business processes. Cellular and personal communications service (PCS) providers utilize P-Com point-to-point systems to provide backhaul between base stations and mobile switching centers. Government, utility, and business entities use P-Com systems in public and private network applications. For more information visit www.p-com.com or call
(408) 866-3666.

SAFE HARBOR STATEMENT

Statements in this release that are forward looking involve known and unknown risks and uncertainties, which may cause P-Com's actual results in future periods to be materially different from any future performance that may be suggested in this conference call. Such factors may include, but are not limited to: the ability to achieve positive cash flow given the Company's existing and anticipated operating and other costs, and current sales trends; the possible need to raise additional equity capital, and whether that capital is available on acceptable terms, if at all; the Company's ability to negotiate repayment terms with many of its creditors, and settle outstanding litigation; a continued severe worldwide slowdown in the telecommunications equipment and services sector; fluctuations in customer demand, pricing and competition; reliance upon subcontractors; the ability of P-Com's customers to finance their purchases; the timing of new technology and product introductions; and the risk of early obsolescence. Many of these risks and uncertainties are beyond P-Com's control. Reference is made to the discussion of risk factors detailed in P-Com's filings with the Securities and Exchange Commission, including its reports on Form 10-K and 10-Q.

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                                   P-COM, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (IN THOUSANDS, UNAUDITED)

                                                           DECEMBER 31,        DECEMBER 31,
                                                               2003                2002
                                                         -----------------    ---------------
 ASSETS
 Current assets:
 Cash and cash equivalents                               $          6,185     $          861
 Restricted cash                                                        -                415
 Accounts receivable, net                                           4,801              4,797
 Inventory                                                          5,258             12,433
 Prepaid expenses and other assets                                  2,216              3,402
 Assets of discontinued operations                                     40              2,923
                                                         -----------------    ---------------
 Total current assets                                              18,500             24,831
 Property and equipment, net                                        3,807             10,511
 Others Assets                                                        277                381
 Goodwill                                                          11,981                  -
                                                         -----------------    ---------------
                                                         $         34,565     $       35,723
                                                         =================    ===============

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
 Accounts payable                                        $          4,035     $        8,144
 Other accrued liabilities                                          8,226              6,774
  Loan payable to bank                                                  1              2,604
 Deferred contract obligations                                      8,000              8,000
 Liabilities of discontinued operations                               313              1,085
                                                         -----------------    ---------------
 Total current liabilities                                         20,575             26,607
                                                         -----------------    ---------------

 Long-Term Liabilities:
     Convertible subordinated notes                                     -             22,390
     Other long-term liabilities                                        6              2,076
                                                         -----------------    ---------------
 Total long term  liabilities                                           6             24,466
                                                         -----------------    ---------------
 Total liabilities                                                 20,581             51,073
                                                         -----------------    ---------------

 Series B, C and D preferred stocks                                 4,230                  -
                                                         -----------------    ---------------

 Stockholders' equity:
 Common Stock                                                          25                 16
 Additional paid-in capital                                       373,181            333,740
 Accumulated deficit                                             (363,174)          (348,766)
 Accumulated other comprehensive loss                                (204)              (340)
 Common stock, held in treasury                                       (74)                 -
                                                         -----------------    ---------------
 Total stockholders' equity                                         9,754            (15,350)
                                                         -----------------    ---------------
 Total liabilities and stockholders' equity              $         34,565     $      35,723
                                                         =================    ===============



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                                   P-COM, Inc.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands, except per share data, unaudited)



                                                      THREE MONTHS ENDED DEC 31,   TWELVE MONTHS ENDED DEC 31,
                                                        2003           2002           2003            2002
                                                    -------------   -----------    ------------   -------------
    Sales                                           $      5,689    $    7,394     $    20,841    $     29,686
    Cost of sales                                          4,422         6,013          16,870          25,277
    Inventory and related charges                              -         5,500           3,734           5,500
                                                    -------------   -----------    ------------   -------------
Gross profit (loss)                                        1,267        (4,119)            237          (1,091)
                                                    -------------   -----------    ------------   -------------

Gross margin                                                 22%          -56%              1%             -4%
   Operating expenses:
   Research and development/engineering                    1,294         2,479           6,099          12,745
   Selling and marketing                                     913         1,433           3,557           6,624
   General and administrative                              1,304         2,088           5,607          10,752
   Restructuring charge                                        -             -           3,712               -
   Goodwill impairment and amortization                        -        11,407               -          11,407
                                                    -------------   -----------    ------------   -------------
   Total operating expenses                                3,511        17,407          18,975          41,528
                                                    -------------   -----------    ------------   -------------

Operating expense as a percentage of sales                   62%          235%             91%            140%

Loss from continuing operations                           (2,244)      (21,526)        (18,738)        (42,619)
  Interest expense                                          (624)         (584)         (2,249)         (2,457)
  Gain (loss) on debt extinguishment                      (3,763)            -           6,499           1,393
  Other income (expense), net                                622           (20)          3,739          (1,312)
                                                    -------------   -----------    ------------   -------------
Loss from continuing operations before loss
   from discontinued operations, income
   taxes and cummulative effect
   of change in accounting principle.                     (6,009)      (22,130)        (10,749)        (44,995)
Benefit for income tax                                         -           470               -             470
                                                    -------------   -----------    ------------   -------------
Loss from continuing operations before loss from
   discontinued operations, and
   cummulative effect of change in accounting
   principle                                              (6,009)      (21,660)        (10,749)        (44,525)
Gain (Loss) from discontinued operations                     121          (422)         (2,137)         (4,282)
                                                    -------------   -----------    ------------   -------------
Loss before cummulative effect of change of
  accounting principle                                    (5,888)      (22,082)        (12,886)        (48,807)
Cumulative effect of change in accounting principle            -             -               -          (5,500)
                                                    -------------   -----------    ------------   -------------
Net loss                                            $     (5,888)   $  (22,082)    $   (12,886)   $    (54,307)
                                                    =============   ===========    ============   =============

Reconciliation of net loss to loss attributable
     to common stockholders:
     Net loss                                       $     (5,888)   $  (22,082)    $   (12,886)   $    (54,307)
     Preferred stock accretions                           (1,522)           --          (1,522)             --
                                                    -------------   -----------    ------------   -------------
     Loss attributable to common stockholders       $     (7,410)   $  (22,082)    $   (14,408)   $    (54,307)
                                                    =============   ===========    ============   =============
Basic and diluted loss per common share:
Loss from continuing operations                     $      (0.08)   $    (0.67)    $     (0.23)   $      (1.74)
Income (loss) from discontinued operations                  0.00         (0.01)          (0.04)          (0.17)
Cumulative effect of change in accounting principle            -             -               -           (0.22)
                                                    -------------   -----------    ------------   -------------
Basic and diluted loss per common share:            $      (0.08)   $    (0.68)    $     (0.27)   $      (2.13)
                                                    =============   ===========    ============   =============

 Common shares used in per share computation              96,907        32,215          54,140          25,546
                                                    =============   ===========    ============   =============
